Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David Ward, Chief Executive Officer and Chief Financial Officer, of Blue Moon Investments, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
the quarterly report on Form 10-QSB of Blue Moon Investments for the period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Blue Moon Investments.

BLUE MOON INVESTMENTS

February 12, 2008	By:	/s/ David Ward
Date		David Ward, Chief Executive Officer and Chief Financial Officer